EXHIBIT 1



                            Agreement of Joint Filing


            Pursuant to 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.


            IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:      October 8, 2001

                                     MUSICMAKER.COM, INC.


                                     By /s/   James Mitarotonda
                                        -------------------------------------
                                     Name:   James Mitarotonda
                                     Title:  President and Chief Executive
                                             Officer



                                     JEWELCOR MANAGEMENT, INC.


                                     By /s/   Seymour Holtzman
                                        -------------------------------------
                                     Name:   Seymour Holtzman
                                     Title:  Chairman and Chief Executive
                                             Officer



                                     BARINGTON COMPANIES EQUITY PARTNERS, L.P.

                                     By: Barington Companies Investors,
                                         LLC, its general partner


                                     By /s/   James Mitarotonda
                                        -------------------------------------
                                     Name:   James Mitarotonda
                                     Title:  Manager

                                     RAMIUS SECURITIES, LLC

                                     By:  Ramius Capital Group, LLC, its
                                          managing member


                                     By /s/   Peter A. Cohen
                                        -------------------------------------
                                     Name:   Peter A. Cohen
                                     Title:  Manager



                                     DOMROSE SONS PARTNERSHIP


                                     By /s/   James Mitarotonda
                                        -------------------------------------
                                     Name:   James Mitarotonda
                                     Title:  Partner








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